THIS AMENDED AND RESTATED PROMISSORY NOTE (THIS “NOTE”) AND ANY SHARES OF MAKER’S COMMON STOCK THAT MAY OR SHALL BE ACQUIRED UPON THE EXERCISE OF THE CONVERSION RIGHTS SET FORTH HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

REPAYMENT AND ENFORCEMENT OF THIS NOTE, AND THE APPLICABLE RIGHTS AND REMEDIES WITH RESPECT TO THIS NOTE, ARE EXPRESSLY SUBJECT TO THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF EVEN DATE HEREWITH, EXECUTED BY MAKER (AS DEFINED HEREIN), HOLDER (AS DEFINED HEREIN) AND BRIDGE BANK, NATIONAL ASSOCIATION.

$1,900,000.00	Columbia, Maryland
Date: May 21, 2013

FORTRESS INTERNATIONAL GROUP, INC.

(f/k/a FORTRESS AMERICA ACQUISITION CORPORATION)

CONVERTIBLE PROMISSORY NOTE

(Gallagher)

A. PROMISE TO PAY

1. Principal Amount and Interest. FOR VALUE RECEIVED, the undersigned, Fortress International Group, Inc. (f/k/a Fortress America Acquisition Corporation), a Delaware corporation (“Maker”), promises to pay to the order of Gerard J. Gallagher, his successors and assigns (“Holder”), the principal sum of One Million Nine Hundred Thousand and 00/100 Dollars ($1,900,000.00) or, if less, the aggregate unpaid principal amount from time to time outstanding (the “Loan”), together with interest thereon from the date hereof at the rate of four percent (4%) per annum (“Base Interest Rate”). Upon the occurrence and during the continuance of an “Event of Default” (as hereinafter defined), the outstanding principal indebtedness evidenced by this Note shall bear interest at the rate of seven percent (7%) per annum (the “Default Interest Rate”). At such time as an Event of Default is cured, the Base Interest Rate and not the Default Interest Rate shall apply.

(a) Interest shall be calculated on the basis of a 365 days per year factor applied to the actual days on which there exists an unpaid principal balance. Interest shall be payable monthly, on the first day of each calendar month, until the unpaid principal of and accrued interest on the Loan shall be paid in full (with the first payment of interest due on June 1, 2013). In addition to the monthly interest payments set forth in this subsection (a), Maker shall pay all outstanding interest accrued under the “Original Note” (as defined herein) through the date hereof on or before June 1, 2013.

(b) Beginning on July 1, 2013 (with the first payment due on such date) (the “Initial Principal Payment Date”), the principal amount due under this Note shall be payable by Maker in equal quarterly installments of Twenty Five Thousand and 00/100 Dollars ($25,000.00) each. Each quarterly installment will be due on the first date of each quarterly period (April 1, July 1, October 1, January 1) for the period beginning on the Initial Principal Payment Date and ending on July 1, 2015 (the “Maturity Date”). In addition to the quarterly installments, Maker will make additional installment payments of principal of (A) One Hundred Thousand and 00/100 Dollars ($100,000.00) on or before January 3, 2014 and (B) Nine Hundred Thousand and 00/100 Dollars ($900,000.00) on the date hereof. All outstanding principal and accrued interest thereon not sooner paid shall be immediately due and payable on the Maturity Date.

2. Payments. All payments under this Note shall be made in immediately available funds, not later than 12:00 noon, Maryland time, on the relevant date specified herein (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day) at 5 Tydings Road, Severna Park, Maryland 21146, or at such other place as Holder may from time to time designate in writing. If the due date of any payment under this Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. All amounts due under this Note shall be immediately due and payable to the Holder upon the occurrence of any of the following events: (i) a Change in Control of the Maker; or (ii) the death of the Holder.

“Business Day” means any day other than a Saturday, Sunday, or other day on which banks are required or authorized to be closed in the State of Maryland.

“Change in Control of the Maker” means (a) a sale, transfer or exclusive licensing by the Maker of all or substantially all of the assets of the Maker and its Subsidiaries on a consolidated basis (measured by either book value in accordance with United States generally accepted accounting principles consistently applied or fair market value determined in the reasonable good faith judgment of the Maker’s Board of Directors) in any transaction or series of related transactions (other than sales in the ordinary course of business); (b) any sale, transfer or issuance or series of sales, transfers and/or issuances of shares of the Maker’s capital stock by the Maker or any holders thereof that results in any Person or Persons acting as a “group” (as such term is used under Section 13(d)(3) of the Securities Exchange Act of 1934), other than the holders of the Maker’s capital stock as of the date hereof, owning directly or indirectly capital stock of the Maker possessing more than 50% of the combined voting power (under ordinary circumstances) in the election of the Maker’s Board of Directors; (c) the stockholders of the Maker approve a merger or consolidation of the Maker with any other corporation, other than a merger or consolidation that would result in the voting securities of the Maker outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Maker or such surviving entity outstanding immediately after such merger or consolidation; or (d) the stockholders of the Maker approve a plan of complete liquidation of the Maker.

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“Subsidiary” of a Person means any corporation, association, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

“Person” means and includes an individual, a corporation, a partnership, a joint venture, a limited liability company or partnership, a trust, an unincorporated association, a governmental authority, or any other organization or entity.

3. Prepayment. Maker may prepay the principal of this Note in whole or in part without penalty or premium. Any principal amount prepaid by Maker shall be applied to reduce the principal obligations of Maker hereunder in order of maturity.

4. Events of Default. The occurrence (whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise) and continuation for any reason whatsoever of any of the following events shall constitute an “Event of Default”:

(a)  the Maker fails to make payment of any principal or interest when the same shall become due and payable which failure continues for five (5) Business Days following written notice of such failure by Holder to Maker;

(b) (i) a court enters a decree or order for relief with respect to the Maker or any of its Subsidiaries, in an involuntary case under Title 11 of the United States Code (together with any successor statute, the “Bankruptcy Code”), or (ii) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (A) an involuntary case is commenced against any such party, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any such party, or over all or a substantial part of its property, is entered or (C) an interim receiver, trustee or other custodian is appointed without the consent of any such party, for all or a substantial part of the property of any such party; or

(c) the Maker or any of its Subsidiaries commences a voluntary case under the Bankruptcy Code, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property.

5. Certain Remedies on Default. If an Event of Default described in Sections A.4(b) or A.4(c) above occurs, or at the option of the holder of this Note, if an Event of Default occurs under Section 4(a) above, the aggregate principal amount of this Note then outstanding, together with all interest accrued pursuant to the terms of this Note and unpaid as of the date of such Event of Default, shall automatically become immediately due and payable, in cash, or, at Holder’s option, in Maker’s common stock as further described in Sections B.1(b) or (c), without presentment, demand, protest or further notice, all of which are hereby waived.

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6. Late Fee. In the event that any payment due hereunder shall not be paid within five (5) days after the date due, Maker shall pay to Holder a late charge equal to five percent (5%) of the amount due and unpaid.

7. Life Insurance Policy. In connection with the execution and delivery of the Original Note, Maker has obtained and shall maintain an insurance policy on the life of Holder in the amount covering the principal balance due under this Note. Maker has been designated as the beneficiary of all proceeds of such policy and shall pay when due all premiums charged under such policy through the Maturity Date of the Note. Upon the death of Holder and the acceleration of the amounts due under the Note in accordance with Section A.2 of this Note, Maker shall use and apply all proceeds actually received by Maker under such insurance policy toward the payment and satisfaction of the remaining amounts due under this Note.

B. CONVERSION

1. Right of Holder to Convert into Common Stock.

(a) Subject to the provisions hereof, Holder shall have the right, at Holder's option, at any time to convert all, but not less than all, of the then outstanding principal amount of, and accrued interest on, this Note, into that number of fully paid and nonassessable shares of Maker’s common stock, as said shares shall be constituted on the date of conversion, obtained by dividing the sum of the then outstanding principal and interest on and under this Note by the conversion price of $7.50 per share, as adjusted for any stock splits, stock dividends and conversions.

(b) Subject to the provisions hereof, upon the occurrence of an Event of Default prior to July 1, 2015, that Maker fails to cure within a period of sixty (60) days from the date of such Event of Default (the “60-Day Cure Period”), Holder shall have the right, at Holder’s option, at any time after the last day of the 60-Day Cure Period to convert any amount equal to not less than Twenty-Five Thousand Dollars ($25,000) but up to an amount equal to the then due and unpaid principal amount of, and monthly interest payments and late fees due and unpaid on, this Note into that number of fully paid and nonassessable shares of Maker’s common stock, as said shares shall be constituted on the date of conversion, obtained by dividing the sum of principal, interest and late fees on and under this Note being converted by the conversion price equal to One Hundred Twenty Five Percent (125%) of the fair market value per share of Maker’s common stock, which shall be equal to the average of the high and low bid prices of Maker’s common stock reported daily on the OTCQB marketplace during the twenty (20)-day period ending on the date Holder elects to make such conversion.

(c) Subject to the provisions hereof, upon the occurrence of an Event of Default on or at any time after July 1, 2015, that Maker fails to cure within the 60-Day Cure Period, Holder shall have the right, at Holder’s option, at any time after the last day of the 60-Day Cure Period to convert any amount equal to not less than Twenty-Five Thousand Dollars ($25,000) but up to the then outstanding principal amount of, and accrued interest and late fees on, this Note into that number of fully paid and nonassessable shares of Maker’s common stock, as said shares shall be constituted on the date of conversion, obtained by dividing the sum of the outstanding principal, interest and late fees on and under this Note being converted by the conversion price equal to One Hundred Twenty Five Percent (125%) of the fair market value per share of Maker’s common stock, which shall be equal to the average of the high and low bid prices of Maker’s common stock reported daily on the OTCQB marketplace during the twenty (20)-day period ending on the date Holder elects to make such conversion.

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(d)  Notwithstanding the conversion rights of Holder set forth in Sections B.1(b) and (c), the aggregate number of shares of Maker’s common stock that may be issued to Holder as a result of converting principal amounts of, and accrued interest and late fees on, this Note under Sections B.1.(b) and (c) shall not exceed Twelve Percent (12%) of the issued and outstanding shares of the Maker’s common stock as of the date Maker initially elects to make such conversion.

(e) The foregoing conversion rights may be exercised by Holder by the surrender of this Note (only in the event the entire outstanding principal amount and accrued interest thereon is being converted) at Maker’s principal office at 7226 Lee DeForest Drive, Suite 104, Columbia, Maryland 21046 or such other office as Maker may designate, and a completed Notice of Exercise of Conversion Rights in the form attached as Exhibit 1 (the “Notice of Exercise”). Upon receipt of the Notice of Exercise, Maker (i) shall show the Holder as the record owner of those shares as of the close of business on the date on which the Notice of Exercise together with this Note were received by Maker and (ii) shall cause to be issued to Holder stock certificates for the shares of Maker’s common stock so acquired promptly after such conversion rights shall have been so exercised.

(f) Notwithstanding any registration rights or similar agreement between Holder and Maker, including without limitation that certain Registration Rights Agreement, dated January 19, 2007 (the “Registration Rights Agreement”), among Maker, Holder, Thomas P. Rosato, and Evergreen Capital LLC, Holder acknowledges and agrees that (i) Holder does not have the right to cause Maker to register any shares issued to Holder upon conversion of this Note under the Securities Act of 1933, as amended, or the securities or blue sky laws of any state, and (ii) such shares shall not be considered Registrable Securities under the Registration Rights Agreement.

2. Fractional Shares. The conversion rights pursuant to Section B.1 above shall be exercisable only as to whole shares, and in no event shall Maker be required to issue fractional shares. If the calculation of the number of shares of Maker’s common stock to be received as the result of a conversion would result in the issuance of fractional shares, then the number of shares of Maker’s common stock that would otherwise be issuable upon conversion shall be rounded down to the nearest whole number of shares and the Maker shall pay to Holder in cash the amount attributable to the fractional share.

C. GENERAL

1. No Waiver. No delay or omission of Holder in exercising any power or right hereunder, and no partial exercise of such power or right, shall operate in any way as a waiver or impairment of any subsequent or further exercise thereof. Holder shall not be liable for or prejudiced by failure to collect or lack of diligence in bringing suit on this Note or any renewal or extension hereof.

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2. Invalid Provisions. If any provision of this Note is held to be illegal, invalid or unenforceable under any present or future law (a) such provision will be fully severable, (b) this Note will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Note will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Note a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

3. Amendment. This Note may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of Maker and Holder.

4. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements contained in this Note by or on behalf of Maker shall bind its successors and assigns, whether so expressed or not.

5. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given if delivered personally or sent postage prepaid, return receipt requested, by registered, certified or express mail or reputable overnight courier service to Maker and Holder at the following addresses:

if to Maker:	Fortress International Group, Inc.
7226 Lee DeForest Drive
Suite 104
Columbia, Maryland 21046
Attn: Anthony Angelini, Chief Executive Officer

if to Holder:	Gerard J. Gallagher
5 Tydings Road
Severna Park, Maryland 21146

All such notices, requests and other communications will (a) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (b) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt and (c) if delivered by express mail or reputable overnight courier service, be deemed given one Business Day after mailing (in each case regardless of whether such notice is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Maker and Holder from time to time may change their respective address or other information for the purpose of notices to such party by giving prior written notice specifying such change to such other party.

6. Headings. The headings used in this Note have been inserted for convenience of reference only and do not define or limit the provisions hereof.

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7. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Maryland without regard to conflicts of law principles. Each of Maker and Holder hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland for purposes of any controversy, claim or dispute arising out of or related to this Note and hereby waives any defense of an inconvenient forum and any right of jurisdiction on account of the place of residence or domicile.

8. WAIVER OF JURY TRIAL. EACH OF MAKER AND HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHTS TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS NOTE AND FOR ANY COUNTERCLAIM THEREIN.

9. Interpretation. Maker and Holder agree that in interpreting this Note there shall be no inferences made against the drafting party.

10. “Accredited Investor” Representation. By accepting this Note, the original Holder hereof represents that he is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

11. Payment of Fees. Maker hereby agrees to reimburse Holder for up to Twenty-Five Thousand Dollars ($25,000.00) of the reasonable legal fees incurred by Holder in connection with the negotiation, execution and delivery of this Note.

12. Amendment and Restatement. This Note amends and restates the indebtedness evidenced by the Convertible Promissory Note dated January 19, 2007, as amended by that certain Agreement dated August 26, 2008, as further amended an Amendment to Convertible Promissory Note effective as of February 28, 2010 and as further modified by that certain Letter Agreement dated March 18, 2013, in the original principal amount of $5,000,000.00 previously issued by Maker in favor of Holder (as amended, modified and/or supplemented, the “Original Note”). This Note evidences a continuation of, and not a repayment and reborrowing, termination or novation of, the indebtedness heretofore outstanding under the Original Note.

Holder acknowledges that it has agreed to accept a discounted amount as payment in full of the outstanding principal amount of the Original Note, such outstanding amount being hereby reduced to One Million Nine Hundred Thousand and 00/100 Dollars ($1,900,000.00).

[Signatures on following page]

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 IN WITNESS WHEREOF, Maker and Holder have caused this Amended and Restated Convertible Promissory Note to be duly executed under seal on the date above first written.

Attest:	FORTRESS INTERNATIONAL GROUP, INC.

	By:	(SEAL)
Name: Anthony Angelini
Title: Chief Executive Officer

Witness:

(SEAL)
Name: Gerard J. Gallagher

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EXHIBIT 1

NOTICE OF EXERCISE OF CONVERSION RIGHTS

To be Executed Upon Exercise of Conversion Rights

The undersigned hereby exercises, according to the terms and conditions of the foregoing Amended and Restated Convertible Promissory Note, the right to convert all or a portion of the outstanding principal and accrued interest on, said Promissory Note into shares of common stock of Fortress International Group, Inc. as set forth below.

The undersigned hereby agrees that as of the date of this Notice, the outstanding principal and accrued interest under the Note is as follows:

Outstanding Principal:
Outstanding Interest:

Total Outstanding
Principal and Interest

The undersigned hereby exercises the conversion of the following amount of principal and accrued interested under the Note as follows:

Principal being Converted:
Interest being Converted:

Total Principal and
Interest being Converted

The undersigned further agrees that the total principal and interest being converted is convertible into ________ shares of Maker’s common stock (based on a conversion price of $____ per share).

Dated:	By:

Name:
Title:
Address:

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